UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2009

AVIGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to refile Exhibit 10.1 to correct a typographical error therein. No other changes have been made.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated August 20, 2008, by and among MediciNova, Inc., Absolute Merger, Inc. and Avigen, Inc.*
4.1	Amendment to Rights Agreement, dated August 20, 2008, by and between Avigen, Inc. and American Stock Transfer & Trust Co. LLC*
10.1	Amendment to Management Transition Plan, effective as of August 20, 2009
99.1	Joint Press Release of Avigen and MediciNova, dated August 21, 2009*

*previously filed with the Form 8-K on August 25, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIGEN, INC.

Dated: December 7, 2009	By:	/s/ ANDREW A. SAUTER
Andrew A. Sauter
Chief Executive Officer, President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Amendment to Management Transition Plan, effective as of August 20, 2009